EXHIBIT 10.25

Pledge Agreement (Deposit Account)
Dated December 14, 2007

This Pledge Agreement (“this Agreement”) has been executed by Advanced Biotherapy, Inc., a corporation organized under the law of the State of Delaware, as debtor (“we,” “us,” “our” or “Debtor”) in favor of The Northern Trust Company (“you,” “your” or "Secured Party"). For good and valuable consideration, the receipt and adequacy of which are acknowledged Debtor agrees as follows:

1. PLEDGE. Debtor grants to Secured Party a security interest in, and pledges to Secured Party, all of Debtor’s right, title, and interest in and to certificate of deposit account number 3800469685 and any replacement or successor account (collectively, the "Account") in Debtor’s name, as well as each renewal, replacement and substitution of, interest credited to, deposits into, all sums due or to become due on, and proceeds of, the Account (the Account and such other property and rights, the “Collateral”). Unless an “Event of Default” (as defined below) has occurred and is continuing, upon our request you shall wire-transfer funds out of the Account, or transfer funds to another of our accounts with you, if and only if after any such transfer the collected balance in the Account at all times exceeds the sum of the outstanding face amount of the “Letter of Credit” (as defined below) plus any unpaid draws under the Letter of Credit. We agree that in no case whatsoever will we write or allow to be presented checks or other drafts against the Account, or effect withdrawals by any means other than transfers by you at our request as specified in the just-previous sentence.

2. LIABILITIES SECURED. For purposes hereof, “Letter of Credit” means your letter of credit no. SLC302627, as and if amended, restated, renewed, extended or replaced from time to time, This Agreement secures payment of any and all liabilities of Debtor or Organic Farm Marketing, LLC to you under or in connection with: (i) this Agreement; and (ii) the Letter of Credit, including our reimbursement obligations for draws thereunder, whether under any Application and Agreement for Letter of Credit or otherwise (such liabilities referenced in this sentence, the "Liabilities").

3. EVENTS OF DEFAULT. The occurrence of each of the following shall be an “Event of Default”: (a) a draw occurs under the Letter of Credit; (b) a default occurs in the payment or performance of the Liabilities or any agreement evidencing or relating to the Liabilities, including any Application and Agreement for Letter of Credit; (c) a default, event of default, or other event that requires the prepayment of borrowed money or permits the acceleration of the maturity thereof, under the terms of any evidence of indebtedness or other agreement issued or assumed or entered into by us; (d) any representation, warranty, financial statement, or other writing furnished by or on behalf of us to you is false or misleading in any material respect on the date as of which the facts therein set forth are stated or certified; or (e) a bankruptcy or insolvency proceeding is filed by or against us.

4. REMEDIES. If an Event of Default referenced in (e) of the Section entitled “EVENTS OF DEFAULT” occurs, the Liabilities shall be deemed automatically due and payable without action or notice of any kind. If any Event of Default occurs and is continuing: (w) you may apply or set off the Collateral against the Liabilities without further notice to or consent of us; (x) you may declare the Liabilities immediately due and payable without additional notice of any kind; (y) you may exercise any other rights available to you under the Uniform Commercial Code of Illinois, as amended from time to time, or otherwise at law or in equity; and (z) you may deposit the Collateral into a special bank account (together with balances therein and proceeds thereof, the “Collateral Account”) with you over which you alone have legal control and power of withdrawal. The maintenance of any Collateral Account shall be solely for your convenience and we shall not have any right, title or interest in any Collateral Account At such time as all Liabilities have been paid and fulfilled in full, you will pay over to us any excess

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amounts in the Collateral Account. If notice of sale or disposition of Collateral is required by law, at least ten days’ advance notice shall be deemed commercially reasonable for all purposes. Any and all payments upon the Liabilities by us or any other person, and the proceeds of any and all security therefor may be applied by you to the Liabilities in such order as you determine. You have no obligation to marshal assets.

5. WAIVER OF DEFENSES. With respect to our obligations hereunder or in connection herewith, we waive any defense or counterclaim that is or may be available to a guarantor or surety at law or in equity. We also waive presentment, protest, demand, notice of dishonor or default, notice of acceptance of this Agreement, notice of any extensions granted or other action taken in reliance hereon, and all demands and notices of any kind in connection with this Agreement or the Liabilities.

6. LENDER RIGHTS CUMULATIVE. Your rights and remedies herein provided are cumulative and not exclusive of any rights or remedies provided by law or under any other document now or hereafter pertaining to the Liabilities. You may, by written notice to us, at any time and from time to time, waive our noncompliance with this Agreement, subject to such conditions as shall be specified therein. No such waiver shall extend to or impair any subsequent or other noncompliance. No failure to exercise, and no delay in exercising, on your part of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

7.  ATTORNEYS FEES, ETC. If we fail to comply with this Agreement or any other agreement pertaining to the Liabilities, we agree to pay or reimburse you for all costs and expenses, including attorneys’ fees and legal costs and expenses (whether in or out of court, in original or appellate proceedings or in bankruptcy) incurred or paid by you in enforcing or preserving your rights hereunder and thereunder. We also agree to indemnify, hold harmless and reimburse you for, from and against any and all claims, losses, costs and expenses, including attorneys’ fees and legal costs and expenses (whether in or out of court, in original or appellate proceedings or in bankruptcy) incurred or paid by you as a result of your accepting and complying with this Agreement.

8. NOTICES. Any notice required to be given under this Agreement shall be given in writing, and shall be effective when actually delivered and receipted for if delivered in person, one business day after being deposited with a nationally recognized overnight courier, or five days after deposited in the United States mail, first class, certified or registered mail postage prepaid, directed, if to us to 503 N. Adams, Thorp, WI 54771 (Attention: Christopher Capps); or you to The Northern Trust Company, 50 South LaSalle, Chicago, IL 60603 (Attention: K. Berry). Any party may change its address for notices under this Agreement by giving formal written notice to the other party in accord herewith, specifying that the purpose of the notice is to change the party’s address.

9. MISCELLANEOUS. We represent and warrant to you that the execution, delivery and performance of this Agreement and all related documents are within our powers and have been authorized by all necessary action required by law, and that this Agreement and all related documents are our binding obligations enforceable in accord with their terms except as such enforcement may be limited by bankruptcy, insolvency and other laws affecting creditors’ rights generally, and by the discretionary nature of equitable remedies. The undersigned officer of or other person signing on our behalf represents and warrants that (s)he is authorized to sign this Agreement on behalf of Debtor. This Agreement shall be governed by the internal law of the state of Illinois, shall bind us and our successors and assigns, and shall inure to the benefit of you and your successors and assigns. This Agreement may be executed in two or more counterparts, and (if there is more than one party) by each party on separate counterparts, each of which shall be deemed an original but which together shall constitute one and the same instrument. As used in this Agreement, unless otherwise specified : the term “including” means “including without limitation;” the term “days” means “calendar days”; and terms such as “herein,” “hereof” and words of similar import refer to this Agreement as a whole. Unless otherwise defined herein, all terms (including those not capitalized) that are defined in the Uniform Commercial Code of Illinois shall have the same meanings herein as in such Code, as such Code may be amended from time to time. Unless the context requires otherwise, wherever used herein the singular shall include the plural and vice versa, and the use of one gender shall also denote the others. Captions herein are for convenience of reference only and shall not define or limit any of the terms or provisions hereof; references herein to sections or provisions without reference to the document in which they are contained are references to this Agreement.

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10. WAIVER OF JURY TRIAL, ETC. WE AND YOU (BY YOUR ACCEPTANCE HEREOF AS PROVIDED BELOW, IRREVOCABLY:(A) AGREE THAT ALL SUITS, ACTIONS OR OTHER PROCEEDINGS WITH RESPECT TO, ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT SHALL BE SUBJECT TO LITIGATION IN COURTS HAVING SITUS WITHIN OR JURISDICTION OVER COOK COUNTY, ILLINOIS; (B) CONSENT AND SUBMIT TO THE JURISDICTION OF ANY LOCAL, STATE OR FEDERAL COURT LOCATED IN OR HAVING JURISDICTION OVER SUCH COUNTY AND STATE; AND (C) WAIVE ANY RIGHT YOU OR WE MAY HAVE TO REQUEST OR DEMAND TRIAL BY JURY, TO TRANSFER OR CHANGE THE VENUE OF ANY SUIT, ACTION OR OTHER PROCEEDING BROUGHT IN ACCORDANCE WITH THIS SECTION, OR TO CLAIM THAT ANY SUCH PROCEEDING HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. NO PARTY HERETO MAY SEEK OR RECOVER PUNITIVE DAMAGES IN ANY PROCEEDING BROUGHT UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY RELATED DOCUMENT.

Agreed as provided above: ADVANCED BIOTHERAPY, INC.			Accepted: THE NORTHERN TRUST COMPANY

By		By
	Christopher Capps	Print Name
Title	President	Its

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